                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934


                                  JULY 13, 1999
                                  -------------
                Date of Report (Date of Earliest Event Reported)


                                 WESTERN BANCORP
                                 ---------------
             (Exact Name of Registrant As Specified In Its Charter)


                                   CALIFORNIA
                                   ----------
                 (State or Other Jurisdiction of Incorporation)

         0-13551                                        95-3863296
         -------                                        ----------
 (Commission File Number)                   (IRS Employer Identification No.)


                          4100 NEWPORT PLACE, SUITE 900
                         NEWPORT BEACH, CALIFORNIA 92660
                         -------------------------------
               (Address of Principal Executive Offices)(Zip Code)

                                 (949) 863-2444
                                 --------------
              (Registrant's Telephone Number, including Area Code)

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ITEM 5.  Other Events.

         On July 13, 1999 Western Bancorp (the "Company") announced that it has resolved its differences with Financial Institution Partners, L.P. and Hovde Capital, Inc. A copy of the press release making such announcement is attached hereto as Exhibit 99.1 and is incorporated herein in its entirety by this reference.

         On July 15, 1999 the Company announced the scheduled meting date for its annual shareholders meeting. A copy of the press release making such announcement is attached hereto as Exhibit 99.2 and is incorporated herein in its entirety by this reference.

         Also on July 15, 1999, the Company announced financial results for the second quarter of 1999. A copy of the press release making such announcement is attached hereto as Exhibit 99.3 and is incorporated herein in its entirety by this reference.


ITEM 7.  Financial Statements and Exhibits.

         (c)   Exhibits.

         The following exhibits are filed with this Current Report on Form 8-K:


Exhibit
Number                              Description
-------                             -----------
99.1     Press Release of Western Bancorp dated July 13, 1999.
99.2     Press Release of Western Bancorp dated July 15, 1999.
99.3     Press Release of Western Bancorp dated July 15, 1999.



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                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated:  July 20, 1999


                                       WESTERN BANCORP


                                       By:    /s/ Arnold C. Hahn
                                             ---------------------------------
                                       Name:  Arnold C. Hahn
                                       Title: Executive Vice President
                                              and Chief Financial Officer



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                                  EXHIBIT INDEX


Exhibit
Number                              Description
-------                             -----------
99.1     Press Release of Western Bancorp dated July 13, 1999.
99.2     Press Release of Western Bancorp dated July 15, 1999.
99.3     Press Release of Western Bancorp dated July 15, 1999.
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